CROFF ENTERPRISES
                       621 Seventeenth Street, Suite 830
                             Denver, Colorado 80293
                               (303) 383-1555

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               November 9, 2001
                               11:00 A.M. (MST)

To Our Shareholders:

     Notice is hereby given of the Annual Meeting of Shareholders (the "Annual Meeting") of Croff Enterprises, Inc. (the " Company") to all of the shareholders of the Company. The Annual Meeting will be held in the conference room of the Company's facilities at 621 Seventeenth Street, Suite 830, Denver, Colorado on November 9, 2001 at 11:00 a.m. for the following purposes:

     The election of the entire five member Board of Directors of the Company, to serve an indefinite term until their respective successors are elected and qualified;

     Ratification of the appointment of Causey, Demgen & Moore, Inc., independent accountants, as the Company's independent accountants for the ensuing year;

     Consideration and action upon such other business as may properly come before this meeting or any adjournment thereof.

     The enclosed Proxy Statement includes information relating to these proposals.

     All shareholders of record of the Company's common stock at the close of business on September 24, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

By Order of the Board of Directors


/s/ Gerald L. Jensen

Gerald L. Jensen
Chairman of the Board




October 15, 2001
Denver, Colorado


     THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.


================================================================================

PROXY STATEMENT

CROFF ENTERPRISES, INC.


2001 ANNUAL MEETING OF SHAREHOLDERS
November 9, 2001


General Information & Incorporation by Reference:

     THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF CROFF ENTERPRISES, INC. ("the Company" or "Croff") with regard to the Annual Meeting to be held on November 9, 2001 at 11:00 a.m. at 621 Seventeenth Street, Suite 830, Denver, Colorado 80293, Telephone: (303) 383-1555. This Proxy Statement should be reviewed in connection with the enclosed copy of the Annual Report filed on SEC Form 10-K dated December 31, 2000 and current 10-Q Report for the period ending June 30, 2001.

     VARIOUS ITEMS OF IMPORTANT INFORMATION AND FINANCIAL STATEMENTS FOR THE COMPANY RELATED TO THIS PROXY STATEMENT ARE SET-OUT IN THE ENCLOSED ANNUAL REPORT ON FORM 10-K AND MOST CURRENT 10-Q QUARTERLY REPORT. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT
NECESSARILY REPEATED IN THIS DOCUMENT.   ACCORDINGLY, EACH SHAREHOLDER
SHOULD REFER TO THE FORM 10-K AND 10-Q BEFORE COMPLETING THEIR PROXY BALLOT.

     Proxies voted in accordance with the accompanying ballot form, which are properly executed and received by the Secretary to the Company prior to the Annual Meeting, will be voted.

Revocability of Proxy

     A shareholder returning the enclosed proxy ballot has the power to revoke it at any time before it is exercised and may do so by written notice to the Secretary of the Company at the address set forth above, effective upon receipt of such written notice, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute Revocation of a proxy.

Solicitation and Voting Procedures

     The record date for the determination of shareholders entitled to vote at the Annual Meeting is the close of business on September 24, 2001. There were issued, outstanding and entitled to vote on such date approximately 526,315 shares of the 20,000,000 authorized common shares. The Company has only one class of Common Shares, each of which is entitled to one vote. The Company does not have cumulative voting. Accordingly, each shareholder must vote all of his shares on each separate ballot proposal or nominee, or abstain from voting on That item. The Company will bear all costs of this proxy solicitation.

     The Company has two classes ("A" & "B") of non-voting preferred shares. No "A" shares have been issued. Each holder of common stock, as of 1994, was issued one share of class "B" preferred stock for each common share owned. Preferred B Shares are not entitled to vote in this election.

     Shares entitled to vote will be determined based upon the official shareholder record of September 24, 2001. Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors. Any dispute as to votes or entitlement to vote will be decided by majority vote of the Board of Directors. Abstentions and broker non-votes will not be counted for either quorum or ballot purposes.

Quorum

     As to each item to be voted upon in this Proxy, a numerical majority of the issued and outstanding shares must be present or voted by Proxy at the meeting (shares, or as otherwise determined by the Inspector of Elections at the time of meeting). Each proposal to be voted upon will only be adopted by a majority vote of shares voted at the meeting provided a quorum is present. That is, each item will be adopted by an affirmative vote of not less than 263,158 shares, or a greater majority of those shares present as otherwise determined by the Inspector of Elections.

     There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

Abstentions

     Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker Non-Votes

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of Votes Cast.


Stock Ownership of Certain Beneficial Owners and Management

     The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock:

NAMES AND ADDRESS                           SHARES
OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     PERCENT OF CLASS

1.  Jensen Development Company (1)          132,130                 22.93%
     621 17th Street, Suite 830
     Denver, Colorado 80293

2.  Gerald L. Jensen  (2)                    81,215                 14.09%

3.  Julian D. Jensen (2)&(3)                 46,532                  8.04%
     Jensen Family Trust

4.   Directors as a Group (2)                285,277                 49.5%

(1)     Jensen Development Company is wholly owned by Gerald L. Jensen.

(2) Includes warrants to purchase 10,000 shares of the Company's common stock and an equal number of Preferred "B" shares by each director at $1.00 per common share, expiring December 31,2002. Mr. Gerald Jensen's warrant is for 20,000 shares. Only 10,000 of the warrants have been exercised by Mr. Gerald L. Jensen.

(3) Mr. Julian D. Jensen owns 5,000 shares directly and holds a warrant for 10,000 shares (see Note 2, above); 31,532 shares are held by him as the Trustee of the Jensen Family Trust. Mr. Julian D. Jensen has an approximate 43% beneficial interest in this Trust and Mr. Gerald L. Jensen has an approximate 38% beneficial interest.

MATTERS SUBJECT TO SHAREHOLDER VOTE

Proposal I.

Election of Directors

     The Croff Board consists of Gerald L. Jensen, Dilworth A. Nebeker, Richard
H. Mandel, Jr., Edwin W. Peiker, Jr., and Julian D. Jensen. Each director will serve until the next annual meeting of shareholders, or until his successor is duly elected and qualified. The following information is provided with respect to each current officer and director of the Company who are current nominees for re-election.



GERALD L. JENSEN, 61, PRESIDENT AND DIRECTOR.

     President of Croff Oil Company on a part-time basis since October, 1985. Mr. Jensen in 1999 and 2000 participated in founding Online Launch, Inc., a start-up business-to-business incubator company, which is now inactive. Mr. Jensen continues as the Chairman of Provisor Capital, Inc., a medical financing company financed by Online Launch, Inc. Mr. Jensen was a director of Pyro Energy Corp., a public company engaged primarily in coal production from 1978 until the company was sold in 1989. Mr. Jensen is also an owner of private real estate, finance, and oil and gas companies.

RICHARD H. MANDEL, JR., 70, DIRECTOR.

     Since 1982, Mr. Mandel has been President and a Board Member of American Western Group, Inc., an oil and gas producing company in Denver, Colorado.
He is President and also a Board Member of Richard H. Mandel, Ltd., an oil and gas production company in Denver, Colorado. From 1977 to 1984, he was President of Universal Drilling Co., Denver, Colorado. Since May 1988, he has been a Board Member of Richmond Exploration Company. Since July 1990, he has been a Board Member of Pacific Petroleum, LTD, an OTC Nevada Company.

DILWORTH A. NEBEKER, 60, DIRECTOR.

     Mr. Nebeker served as President of Croff from September 2, 1983 to June 24, 1985, and has been a director of Croff since December, 1981. For the last ten years he has been an investment advisor and a lawyer in private practice. Prior thereto, he was a lawyer employed by Tosco Corporation, a public corporation, from 1973 to 1978. He was a lawyer with the Securities and Exchange Commission from 1967 to 1973.

EDWIN W. PEIKER, JR., 65, DIRECTOR AND SECRETARY.

     Mr. Peiker was President of Royal Gold, Inc. from 1988 through 1991, and continues to be a director. Since 1986, Mr. Peiker has been a Vice President and director of Royal Gold, Inc., a public company engaged in gold exploration and mining activities. Prior thereto he was involved in private investments in oil and gas exploration and production. Mr. Peiker was employed in responsible positions with AMAX, Inc., a public corporation, from 1963 to 1983. AMAX is primarily engaged in mine evaluation and resource analysis.

JULIAN D. JENSEN, 53, DIRECTOR.

     Mr. Julian Jensen is the brother of the Company's president and has served as legal counsel to the Company for the past twelve years. Mr. Jensen has practiced law, primarily in the areas of corporate and securities law, in Salt Lake City, Utah since 1975. Mr. Jensen is currently associated with the firm of Jensen, Duffin, Carman, Dibb & Jackson, which acts as legal counsel for the Company.


SUMMARY INFORMATION AS TO DIRECTORS

                                                                               Percentage of
                     Director                              Number of Shares    Issued and
NAME                 Since    Compensation               (Beneficial & Legal)  Outstanding

GERALD L. JENSEN      1985    Salary as President:       213,345               37.01%
                              $54,000                    (See Principal        (See Principal
                              No Director Compensation   Shareholder Chart,    Shareholder Chart,
                              - See Below*               above) (1)            above)


DILWORTH NEBEKER     1981    Normal Director Stipend      1,300 (2)             .25%
                              Only (See Below)**


RICHARD MANDEL       1985    Normal Director Stipend     10,100 (2)            1.75%
                              Only (See Below)**


EDWIN PEIKER, JR.    1985    Normal Director Stipend     14,000 (2)            2.43%
                              Only (See Below)**

JULIAN D. JENSEN      1990    Normal Director Stipend     46,532                8.04%
                              Only (See Below)**         (See Principal
                                                         Shareholder Chart,
                                                         above) (2) & (3)


* Mr. Gerald Jensen also receives an IRA contribution from the Company of $1,620 (3% of salary) per year.

** Directors are paid $350 for a half day meeting and $500 for a full day meeting.

(1) Includes shares held by Jensen Development Corporation (132,130) which is wholly owned by Gerald L. Jensen.

(2) Includes warrant expiring December 31, 2002 to acquire 10,000 shares by each Director at $1.00/shares; except Gerald L. Jensen, who holds a remaining warrant for 10,000 shares. Mr. Gerald Jensen exercised 10,000 warrants for an equal number of shares in 1999. No other warrant has been extended by majority vote of the Board.

(3) Includes shares held in Jensen Family Trust (31,532) in which Julian D. Jensen is the managing Trustee and an approximate 43% beneficial owner. Mr. Gerald L. Jensen holds an approximate 38% beneficial interest in this Trust.


Board and Committee Meetings

     During the fiscal year ended December 31,2000 (the "Last Fiscal Year"), the Board of Directors held three (3) meetings. The Board has held 3 meetings in calendar year 2001 to date. The Board of Directors does not have separate sections or committees. All audits and compensation issues, as well as other matters, are addressed as a committee of the whole.


Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the Last Fiscal Year.

Executive Compensation

     Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers is set-out in the enclosed 10-K Report and incorporated by this reference.

Proposed Director Remuneration

     During the current fiscal year, the Company intends to compensate outside directors at the rate of $350 for a half-day meeting and $500 for a full day meeting. No changes are currently contemplated in salaries or directors compensation.

Certain Relationships and Related Transactions

     Certain significant relationships and related transactions are setout in the enclosed 10-K Report and incorporated by this reference.

Management's Stock Rights and Options

     A discussion of management's stock rights and options are referenced above and further discussed in the enclosed and incorporated 10-K Report.


Management's Recommendations

     The present Board recommends your vote for the existing slate of Directors, but will provide in the Ballot Form space to vote for other nominees.

Proposal II.

Ratification of Appointment of Independent Accountants

     The Board of Directors has appointed Causey, Demgen & Moore as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ending December 31, 2000. The appointment
Of Causey, Demgen & Moore is subject to ratification of the shareholders and a resolution for such ratification will be offered at the Annual Meeting as is contained in the enclosed proxy ballot. Causey, Demgen & Moore have been acting as independent accountants for the Company for eleven years and, both by virtue of its familiarity with the Company's affairs, its lower cost, and its ability, is considered by the Board as best qualified to continue its performance of these functions. The present Board of Directors recommends adoption of the resolution retaining the foregoing accounting firm as independent auditors for the Company. The foregoing accountants may have a representative present at the Annual Meeting and have agreed to respond directly to any shareholder accounting questions sent to their office at 1801 California, Suite 4650, Denver, Colorado 80202.

     The present Board urges your vote in favor of the ratification of the current auditors.


Other Matters

     The Annual Meeting is called for the purposes set forth in the notice thereof. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.

Stockholder Proposals

     There were no stockholders proposals submitted for consideration at this Annual Meeting. Stockholder proposals intended to be considered at the next Annual Meeting of Stockholders must be received by The Company no later than December 31, 2001. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

Transaction of Other Business

     At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

     Any stockholder may present a matter from the floor for consideration at a meeting so long as the procedures established for such meeting and the Bylaws are followed:


Other Information

Financial Reports & Other Important Documents

     The financial reports for the Company's operations ending December 31, 2000, (10-K) and a summary of the quarterly results through June 30, 2001 is attached. The 10-K is considered an integral part of this Proxy Statement and is incorporated by this reference. See also, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the enclosed 10-K Report which is also incorporated by this reference.

Dated:  October 15, 2001



BY ORDER OF THE BOARD OF DIRECTORS:

================================================================================

CROFF ENTERPRISES PROXY BALLOT
ANNUAL MEETING, NOVEMBER 9, 2001

     Please complete, sign and provide any additional information on this Proxy Statement and return it to the Company by mailing it back prior to November 9, 2001 in the enclosed envelope.

FOR    AGAINST  ABSTAIN  PROPOSAL
-----  -------  -------  -------------------------------------------------------


                         Election of all current management nominees to the Board of Directors. If voting against election of all, indicate below your individual vote.

                         YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR YOU MAY VOTE INDIVIDUALLY AS TO EACH PROPOSED


                         DIRECTOR BELOW


                         Mr. Gerald L. Jensen, Dir. and Pres.
-----  -------  -------

                         Mr. Richard H. Mandel, Jr., Director
-----  -------  -------

                         Mr. Edwin Peiker, Director & Sec.
-----  -------  -------

                         Mr. Dilworth A. Nebeker, Director
-----  -------  -------

                         Mr. Julian D. Jensen, Director
-----  -------  -------


                         OTHER MATTERS


                         Election to retain Causey, Demgen & Moore as
-----  -------  -------  independent CPAs for the Company.



                         Grant to current management the right to vote your
-----  -------  -------  proxy in accordance with their judgment on other matters as may properly come before the meeting.


OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)

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(Attach sheets as necessary)

       Check here if you plan
-----  to attend meeting.                            ---------------------------
                                                     SIGNATURE
Print Shareholder Name(s) exactly
as they appear on your Certificate:                  Complete If Known:

------------------------------------                 Certificate #:
                                                                   -------------
------------------------------------                 No. Of Shares:
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------------------------------------	     	     Date:
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